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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

       Date of Report (Date of earliest event reported): February 15, 2002



                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                    333-56242               13-3836437
 (State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)               File Number)        Identification No.)

383 Madison Avenue, 10th Floor
      New York, New York                                         10179
    (Address of Principal                                      (Zip Code)
      Executive Offices)







Registrant's telephone number, including area code: (212) 272-2000

                                    No Change
 -------------------------------------------------------------------------------



          (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------



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Item 5.  Other Events
         ------------

         Incorporation of Certain Documents by Reference
         -----------------------------------------------

         The consolidated financial statements of the Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999 and for each of the years in the three-year period ended December 31, 2000, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the SEC on March 28, 2001, Commission File Number 1-10777), the unaudited consolidated financial statements of the Ambac Assurance Corporation and subsidiaries as of March 31, 2001 and for the periods ending March 31, 2001 and March 31, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (filed with the SEC on May 15, 2001), June 30, 2001 and for the periods ending June 30, 2001 and June 30, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc (filed with the SEC on August 10, 2001) and September 30, 2001 for the periods ending September 30, 2001 and September 30, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (which was filed with the SEC on November 14, 2001) and Current Reports on Form 8-K filed with the SEC on January 24, 2001, March 19, 2001, July 23, 2001, September 17, 2001, September 19, 2001, October 22,
2001, December 4, 2001 and January 25, 2002, as it related to Ambac Assurance, are hereby incorporated are hereby incorporated by reference in (i) the Annual Report on Form 10-K; (ii) the registration statement (No. 333-56242) of the registrant; and (iii) the prospectus supplement and shall be deemed to be a part hereof and thereof. Any statement contained in a document incorporated in the Prospectus Supplement by reference shall be modified or superceded for the purposes of the Prospectus Supplement to the extent that a statement contained in the Prospectus Supplement by reference in the Prospectus Supplement also modifies or supercedes the statement. Any statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute a part of the Prospectus Supplement.



         Consent
         -------

         In connection with the issuance of the ABFS Mortgage Loan Trust 2002-1, Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates"), the registrant is filing herewith the consent of KPMG LLP ("KPMG") to the use of its name and the incorporation by reference of its report in the Prospectus Supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.1.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:



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                Exhibit No.               Description
                -----------               ------------

                23.1.1                    Consent of KPMG LLP


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BEAR STEARNS ASSET BACKED
                                             SECURITIES, INC.
                                             As Depositor and on behalf of ABFS
                                             Mortgage Loan Trust 2002-1
                                             Registrant


                                           By:  /s/  Joseph T. Jurkowski
                                               -------------------------------
                                               Name: Joseph T. Jurkowski
                                               Title: Vice President






Dated:  February 15, 2002


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                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

23.1.1            Consent of KPMG LLP